EXHIBIT 24

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, as amended, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 12, 2003	/s/ M. Shan Atkins
Signature

M. Shan Atkins
Print Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, as amended, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 12, 2003	/s/ Frank M. Gambino
Signature

Dr. Frank M. Gambino
Print Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, as amended, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 12, 2003	/s/ Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Print Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, as amended, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 12, 2003	/s/ Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Print Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, as amended, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 12, 2003	/s/ Timothy J. O'Donovan
Signature

Timothy J. O'Donovan
Print Name

Director
Title

POWER OF ATTORNEY

          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN or ALEX J. DEYONKER, and any of them severally, with full power of substitution, his attorneys or attorney to execute in his name, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., one or more Registration Statements on Form S-8 of Spartan Stores, Inc. relating to shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Associate Stock Purchase Plan, as amended, any and all amendments and supplements to such Registration Statements and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

November 12, 2003	/s/ James F. Wright
Signature

James F. Wright
Print Name

Director
Title